Limited Term New York Municipal Fund

Prospectus dated April 30, 2006

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this
Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Limited Term New York Municipal Fund is a mutual fund. Its goal is to provide a high level of income exempt from federal income tax and New York State and
New York City personal income taxes by investing primarily in a portfolio of investment-grade municipal securities intended to have an average effective maturity of five years or less.

This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account.

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Contents

            About the Fund
------------------------------------------------------------------------------

            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

      About Your Account
------------------------------------------------------------------------------

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website

            How to Sell Shares
            Checkwriting
            By Mail
            By Wire
            By Telephone

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

            Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests primarily in a portfolio of investment-grade municipal debt obligations, and seeks a dollar-weighted average effective portfolio maturity of five years or less.
Under normal market conditions, as a fundamental policy, the Fund invests at least 95% of its net assets in securities issued by:

              What is a Municipal Security? A municipal security essentially is a loan by the buyer of the security to the issuer of the security. The issuer promises to pay back the principal amount of the loan and normally pays interest exempt from federal personal income taxes.

o     the State of New York and its political subdivisions (cities, towns and counties, for example),
o     agencies, instrumentalities (which are state-chartered corporations)
         and public authorities of the State of New York, and

o     territories, commonwealths and possessions of the United States (for example, Puerto Rico, Guam and the Virgin Islands) that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and New York State and New York City personal income taxes.

      These are referred to as "New York municipal securities" in this
Prospectus. Even though the Fund seeks to limit the dollar-weighted average effective maturity of its portfolio to five years or less, it does buy securities having maturities of more than five years.  The Fund can buy municipal bonds (which are obligations having a maturity of more than one year when issued), municipal notes (short-term obligations) and interests in municipal leases. A substantial percentage of the municipal securities the
Fund buys may be "callable," allowing the issuer of the securities to redeem them before their maturity date.

      Under normal market conditions, at least 95% of the Fund's assets that are invested in New York municipal securities will be invested in investment-grade New York municipal securities. "Investment-grade" bonds are either securities rated in the four highest rating categories of a nationally-recognized rating organization, such as Moody's Investors Service
("Moody's"), Standard & Poor's Ratings Services ("Standard and Poor's"), a
division of The McGraw-Hill Companies, Inc., Fitch, Inc. ("Fitch"), or
unrated securities that the Fund's investment manager, OppenheimerFunds, Inc.
(the "Manager"), believes to be comparable to investment-grade securities rated by a nationally-recognized rating organization. The Fund's criteria for credit quality are further explained below.

      The Fund can invest substantial amounts of its assets in industrial revenue bonds and "private activity" municipal securities that pay interest that is tax-exempt but which may be a "tax-preference item" for investors subject to alternative minimum taxation. To the extent the Fund invests in securities that may pay interest subject to alternative minimum taxation, those securities will be counted towards the Fund's policy regarding minimum investments in New York municipal securities as described above. The Fund does not invest more than 5% of its total assets in industrial revenue bonds of an industrial user with less than three years' operating history if that user is responsible for interest and principal payments. The Fund also can use certain derivative investments to a limited extent to try to increase income. These investments are more fully explained in "About the Fund's
Investments," below.

HOW DOES THE PORTFOLIO MANAGEMENT TEAM DECIDE WHAT SECURITIES TO BUY OR SELL?
In selecting securities for the Fund, the Fund's portfolio management team examines a variety of factors, which may change over time and may vary in particular cases. Currently, the portfolio management team focuses on:
o     Investment-grade securities that offer high income, particularly callable bonds,
o     Securities from a variety of different issuers, for portfolio diversification to help reduce risk of volatility, including unrated bonds and securities of smaller issuers that might be overlooked by other investors and funds,
o     Coupon interest or accretion rates, current market interest rates, callability and call prices that might change the effective maturity of particular securities and the overall portfolio, and
o     Securities with maturities of one to twenty years, so that portions of the portfolio will mature at different times in an effort to reduce share price volatility and reinvestment risk.

       The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors who are seeking income exempt from federal income tax and New York State and New York
City personal income taxes by investing in a fund emphasizing investment-grade securities and an intermediate effective average maturity intended to reduce overall portfolio volatility. As a result of these strategies, the Fund's yields may be lower than longer-term municipal bond funds or municipal bond funds that can invest more of their assets in lower-grade investments. The Fund does not seek capital gains or growth.
Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors whose primary goal is capital growth. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments have risks to some degree.  The Fund's investments are subject to changes in their value from a number of factors, described below.
There also is the risk that poor security selection by the Manager will cause the Fund to underperform other funds having a similar objective. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

CREDIT RISK. Municipal securities are subject to credit risk.  Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due.  If an issuer fails to pay interest, the Fund's income might be reduced. If an issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities. While typically at least 95% of the Fund's assets that are invested in New York municipal securities are investment-grade New York municipal securities, and the Fund's credit risks are therefore less than those of funds that invest a greater percentage of their assets in securities rated below investment-grade, even investment-grade securities are subject to risks of default.

INTEREST RATE RISKS. Municipal securities are debt securities that are subject to changes in value when prevailing interest rates change.  When prevailing interest rates fall, the values of already-issued municipal securities generally rise. When prevailing interest rates rise, the values of already-issued municipal securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for securities having longer maturities.

      The Fund currently seeks to limit the average effective maturity of its overall portfolio to not more than five years to try to reduce the volatility that can occur when interest rates change. However, the Fund does hold individual securities having an effective maturity of more than five years, and their prices may be more volatile when interest rates change.

      Additionally, the Fund can buy variable and floating rate obligations.
When interest rates fall, the yields of these securities decline. Callable bonds the Fund buys are more likely to be called when interest rates fall, and the Fund might then have to reinvest the proceeds of the called instrument in other securities that have lower yields, reducing its income.

RISKS OF FOCUSING INVESTMENTS IN NEW YORK MUNICIPAL SECURITIES. Even though the Fund is "diversified" with respect to 75% of its assets (which means that, as to 75% of its assets, it cannot invest more than 5% of its total assets in the securities of any one issuer), the Fund invests primarily in
New York municipal securities. Having a high percentage of its assets invested in the municipal securities of a single state and its municipal subdivisions could result in fluctuations in the Fund's share prices and income due to economic, regulatory or political conditions in New York.
Therefore, the value of its portfolio is vulnerable to changes in economic, regulatory or political conditions in New York that can affect the prices of these securities or the liquidity of the market for them, as well as the
Fund's share prices. The Statement of Additional Information contains further information concerning special investment considerations for New York municipal securities.

      While the Fund's fundamental policies do not allow it to concentrate its investments (that is, to invest 25% or more of its assets in a single industry), municipal securities are not considered an "industry" under that policy. At times the Fund can have a relatively high portion of its portfolio holdings in particular segments of the municipal securities market, such as general obligation bonds, tobacco settlement revenue, electric utilities or hospital/health care bonds, and therefore will be vulnerable to economic or legislative events that affect issuers in particular segments of the municipal securities market.

Tobacco Settlement Revenue Bonds. The Fund may invest a significant portion of its assets in tobacco settlement revenue bonds.  Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the
Master Settlement Agreement ("MSA"). The MSA is an agreement, reached out of court in November 1998 between 46 states and six other U.S. jurisdictions
(including Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and
Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 92%. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, therefore, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as several other factors. The actual amount of future settlement payments is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the fund's net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims.  An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.  The Statement of
Additional Information contains more detailed information about the Fund's investments in tobacco settlement revenue bonds.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

      The value of the Fund's investments will change over time due to a number of factors. They include changes in general bond market, interest rate movements or the change in value of particular securities because of an event affecting the issuer.

      Because the Fund focuses its investments in New York municipal securities, it will be vulnerable to the effects of economic, regulatory and political events that affect New York State and its municipalities. Those changes can affect the value of the Fund's investments and its prices per share. The Fund is more conservative than some other types of municipal bond funds because of its policies of diversification, its focus on investment-grade securities and its goal of limiting its effective average portfolio maturity. However, the Fund has more credit risks than funds that invest only in insured municipal bonds, U.S. government securities, the highest-rated municipal securities or are more diversified geographically.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compared to those of two broad-based market indices and the Consumer
Price Index. The after tax returns for the other classes of shares will vary.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  In certain cases, the figure representing "Return
After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of December 31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales  charges  and taxes are not  included in the  calculations  of return in this bar chart,  and if those  charges  and taxes were  included,  the returns would be less than those shown.

During the period shown in the bar chart,  the highest return (not annualized)
before  taxes for a  calendar  quarter  was 3.67% (3  Qtr'02)  and the  lowest return  (not  annualized)  before  taxes for a calendar  quarter was -2.21% (2
Qtr'04).

-------------------------------------------------------------------------------------
Average Annual Total Returns

------------------------------                                         10 Years
for    the    periods    ended                                        (or life of
December 31, 2005                   1 Year            5 Years       class, if less)

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  A   Shares   (inception

9/18/91)                             1.45%             4.43%             4.73%
  Return Before Taxes                1.45%             4.43%             4.73%
  Return After Taxes on              2.37%             4.44%             4.72%
  Distributions
  Return    After   Taxes   on
  Distributions  and  Sale  of
  Fund Shares

-------------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index  (reflects no
deduction for fees, expenses

or taxes)                            3.51%             5.59%           5.71%(1)

-------------------------------------------------------------------------------------
Merrill Lynch  Municipal Index
(3-7   Years)   (reflects   no
deduction  for fees,  expenses

or taxes)                            1.27%             4.85%           4.97%(1)

-------------------------------------------------------------------------------------

Consumer Price Index                 3.42%             2.49%           2.52%(1)

-------------------------------------------------------------------------------------

Class  B   Shares   (inception       0.62%             4.20%             4.60%

5/01/97)
-------------------------------------------------------------------------------------

Class  C   Shares   (inception       3.35%             4.39%             4.33%

5/01/97)
-------------------------------------------------------------------------------------

1.    From 12/31/95.

The Fund's average annual total returns include the applicable sales charge:
for Class A, the current maximum initial sales charge of 3.50%; for Class B, the contingent deferred sales charges of 4% (1-year) and 1% (5-years) and for
Class C, the 1% contingent deferred sales charge for the 1-year period.
Because Class B shares convert to Class A shares 72 months after purchase,
Class B "life of class" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion.
The Fund's returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds.  The Fund's performance also is compared to the Merrill Lynch Municipal Index (3-7 Years), which consists of municipal bonds having remaining maturities of between 3 and 7 years, and the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Performance of the securities indices includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes and includes municipal securities from many states while the Fund invests primarily in New York municipal securities.

Fees and Expenses of the Fund

The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal year ended December 31, 2005.

--------------------------------------------------------------
Shareholder Fees (charges paid directly from your
investment):
--------------------------------------------------------------
--------------------------------------------------------------
                            Class A     Class B     Class C
                            Shares      Shares      Shares
--------------------------------------------------------------
--------------------------------------------------------------
Maximum Sales Charge         3.50%       None        None
(Load) on purchases
(as % of offering price)
--------------------------------------------------------------
--------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as % of
the lower of the            None(1)      4%(2)       1%(3)
original offering price
or redemption proceeds)
--------------------------------------------------------------

-------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
-------------------------------------------------------------
-------------------------------------------------------------
                           Class A    Class B      Class C
                             Shares     Shares     Shares
-------------------------------------------------------------
-------------------------------------------------------------

Management Fees              0.40%      0.40%       0.40%

-------------------------------------------------------------
-------------------------------------------------------------
Distribution and/or          0.25%      1.00%       1.00%
Service (12b-1) Fees
-------------------------------------------------------------
-------------------------------------------------------------

Other Expenses               0.14%      0.18%       0.16%

-------------------------------------------------------------
-------------------------------------------------------------

Total Annual Operating       0.79%      1.58%       1.56%
Expenses

-------------------------------------------------------------

Expenses may vary in future  years.  "Other  Expenses"  include
transfer    agent    fees,    custodial    fees,    accounting,
administrative  and  legal  expenses  that the Fund  pays.  The
"Other  Expenses" in the table are based on among other things, the fees the Fund  would  have paid if the  transfer  agent had
not   waived  a  portion   of  its  fees   under  a   voluntary
undertaking  to the  Fund  to  limit  those  fees to  0.35%  of average  daily net  assets  per  fiscal  year for all  classes.
That  undertaking  may be amended or withdrawn at any time. For the Fund's  fiscal year ended  December 31, 2005,  the transfer agent  fees did not  exceed the  expense  limitation  described above.

1.    A contingent deferred sales charge may apply to redemptions of investments of $1 million or more of Class A shares. See "How to Buy
   Shares" for details.
2.    Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 4% to 1% in years one through six and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.

Examples.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:     1 Year        3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares                    $428          $594          $775       $1,297

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares                    $562          $703          $967    $1,481(1)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares                    $260          $496          $856       $1,871

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   If shares are not        1 Year        3 Years       5 Years      10 Years
       redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares                    $428          $594          $775       $1,297

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares                    $162          $503          $867    $1,481(1)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares                    $160          $496          $856       $1,871

--------------------------------------------------------------------------------

 In the first example,  expenses  include the initial sales charge for Class A and the applicable Class B and Class C contingent  deferred sales charges. In the second example,  the Class A expenses include the sales charge, but Class
 B and Class C expenses do not include contingent deferred sales charges.
1.  Class B expenses for years 7 through 10 are based on Class A expenses since Class B shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the
Fund's portfolio among different investments will vary over time based on the
Manager's evaluation of economic and market trends.  The Fund's portfolio might not always include all of the different types of investments described below.  The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by diversifying investments, emphasizing investment-grade securities, seeking to limit the average effective maturity of the portfolio, and carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yields and share prices of the Fund will change daily based on changes in market prices of securities, interest rates and market conditions and in response to other economic events.

Municipal Securities. The Fund buys municipal bonds and notes, interests in municipal leases and other debt obligations. Generally, these are debt obligations issued by the State of New York and its political subdivisions (such as cities, towns and counties and also include debt securities issued by certain territories, commonwealths, and possessions of the United States). Some debt securities, such as zero-coupon securities, do not pay current interest. Other securities may be subject to calls by the issuer (to redeem the debt) or to prepayment prior to their stated maturity. To seek a higher yield, the
      Fund also can invest in municipal securities other than New York municipal securities. Although any interest from those securities generally would be exempt from federal taxation, any such interest may be subject to New York State and New York City personal income tax. The
      Fund does not expect to invest a significant portion of its assets in securities that are not New York municipal securities.

      Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.

      Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, specific projects or public facilities. The Fund can invest in municipal securities that are "general obligations," which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

      The Fund also can buy "revenue obligations," whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source such as,
      e.g., tobacco revenue settlement bonds. Some of these revenue obligations are private activity bonds that pay interest that may be a tax preference for investors subject to the alternative minimum tax.
      The Fund selects investments without regard to this type of tax treatment.

Municipal Lease Obligations.  Municipal leases are used by state and local governments to obtain financing to acquire land, equipment or facilities.  The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses that provide that the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.

      If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure fully to recover the original investment.
      Some of these obligations may not have an active trading market, which means that the Fund might have difficulty selling its investment at an acceptable price when it wants to. The Fund cannot invest more than 5%
      of its net assets in unrated or illiquid municipal leases.

Ratings of Municipal Securities the Fund Buys. The Fund primarily buys municipal securities that are "investment-grade" at the time of purchase. "Investment-grade" bonds are either securities rated in the four highest rating categories of a nationally-recognized rating organization, such as Moody's, Standard and Poor's, Fitch or unrated securities that the Manager, believes to be comparable to
      investment-grade securities rated by a nationally-recognized rating organization. The Fund considers the following securities to be
      "investment grade" under its credit quality guidelines:

o     municipal bonds, tax-exempt commercial paper and short-term tax-exempt notes rated investment grade by a nationally-recognized rating organization,

o     New York municipal securities issued by an entity that has other obligations outstanding that meet one of the rating criteria discussed herein,
o     New York municipal securities backed by a letter of credit or guarantee by a bank or other institution that has outstanding securities that meet one of the credit criteria discussed herein,

o     unrated New York municipal securities that the Manager believes are comparable to investment-grade rated securities, and
o     obligations backed by the full faith and credit of the U.S. government.

      Lower-rated securities may have speculative characteristics. The Fund will not buy securities with a rating, at the time of investment, below "Ba"
by Moody's or "BB" by Standard & Poor's or Fitch (or unrated securities that the Manager has determined are comparable to rated securities in those categories). Appendix A to the Statement of Additional Information contains a list of the ratings definitions of the principal rating organizations.

       The Manager relies to some extent on credit ratings by
nationally-recognized rating organizations in evaluating the credit risk of securities selected for the Fund's portfolio. It also uses its own research and analysis to evaluate risks.  Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time. If the rating of a security is reduced after the Fund buys it, the Fund is not required automatically to dispose of that security.
However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

Determining the "Average Effective Maturity" of the Fund's Portfolio. In
      general, when interest rates change, debt securities having shorter maturities fluctuate in value less than securities with longer maturities.  The Fund tries to reduce the volatility of its share prices by seeking to maintain an average effective portfolio maturity of five years or less. It measures the "average" maturity of all of its securities on a "dollar-weighted" basis, meaning that larger securities holdings have a greater effect on overall portfolio maturity than smaller holdings. The Fund can therefore hold securities with stated
      and effective maturities of more or less than five years.

      The "effective" maturity of a security is not always the same as the stated maturity date. A number of factors may cause the "effective"
      maturity to be shorter than the stated maturity. For example, a bond's effective maturity might be deemed to be shorter (for pricing and trading purposes) than its stated maturity as a result of differences between its coupon interest rate and current market interest rates, whether the bond is callable (that means the issuer can pay off the bond prior to its stated maturity), the rate of accretion of discounts on the bond, and other factors such as mandatory put provisions and scheduled sinking fund payments.

      When interest rates change, securities that have an effective maturity that is shorter than their stated maturity tend to behave like securities having those shorter maturity dates. However, those securities might not behave as expected, and the Fund might not always be successful in maintaining its average effective portfolio maturity at five years or less or in reducing the volatility of its share prices.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE?  The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is not a fundamental policy, but it will not be changed without the approval of the Board of Trustees and notice to shareholders. Investment restrictions that are fundamental policies are listed in the Statement of
Additional Information. An investment policy is not fundamental unless this
Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES.  To seek its objective, the Fund can use the non-principal investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Borrowing for Leverage.  The Fund has the ability borrow from banks to purchase additional securities, a technique referred to as "leverage" in amounts up to one-third of its total assets (including the amount borrowed)
less all liabilities and indebtedness other than borrowings. It may also borrow up to 5% of its total assets for temporary purposes from any person.
This use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage and may also make the Fund's share price more sensitive to interest rate changes. The interest on borrowed money is an expense that might reduce the Fund's yield.

Derivative Investments. The Fund can use derivatives to seek increased income or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.
      "Inverse floaters" and "floating rate" or "variable rate obligations"
      are examples of derivatives that the Fund can use and are discussed further below. The Fund generally does not use hedging instruments, such as options, to try to hedge investment risks.

o     There are Special Risks in Using Derivative Investments.  If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on its investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Fund will get less income than expected or its hedge might be unsuccessful, and its share prices could fall. To try to preserve capital, the Fund has limits on the amount of particular types of derivatives it can hold.  However, using derivatives can increase the volatility of the Fund's share prices. Some derivatives may be illiquid, making it difficult for the Fund to sell them quickly at an acceptable price.

Floating Rate/Variable Rate Obligations.  Some municipal securities the Fund can purchase have variable or floating interest rates.  Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments, such as a percentage of the prime rate of a bank, or the
      91-day U.S. Treasury Bill rate. These obligations may be secured by bank letters of credit or other credit support arrangements and can include "participation interests" purchased from banks that give the
      Fund an undivided interest in a municipal obligation in proportion to its investment.

o     Inverse Floaters . Variable rate bonds known as "inverse floaters" pay interest at rates that move in the opposite direction of yields on short-term bonds in response to market changes. As short term interest rates rise, inverse floaters produce less current income, and their market value can become volatile. As short term interest rates fall, inverse floaters produce more current income. Inverse floaters are a type of "derivative security." Some have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. Under certain circumstances, the Fund may enter into an agreement with the sponsor of an inverse floater that commits the Fund to reimburse the sponsor the difference between the liquidation value of the underlying security
      (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security. Although entering into this type of agreement would expose the Fund to the risk that it may be required to make a reimbursement of the type described above, the Fund would usually receive higher interest payments than under a typical inverse floater and would be able to defer recognizing any loss on an inverse floater covered by the agreement. The Fund will not invest more than 5% of its total assets in inverse floaters.

"When-Issued" and "Delayed-Delivery" Transactions.  The Fund can purchase municipal securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis.  These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery.  The Fund does not intend to enter into these transactions for speculative purposes.
      During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the Fund from the investment until the Fund receives the security on settlement of the trade.  There is a risk of loss to the Fund if the value of the security declines prior to the settlement date. The Fund limits these investments to not more than 10% of its net assets.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale or cannot be sold publicly until it is registered under the Securities Act of 1933.
      The Fund will not invest more than 15% of its net assets in illiquid and restricted securities. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Zero-Coupon Securities. The Fund can invest without limit in zero-coupon securities. These debt obligations do not pay interest prior to their maturity date or else they do not start to pay interest at a stated
      coupon rate until a future date. They are issued and traded at a discount from their face amount. The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin). When interest rates change, zero-coupon securities are subject to greater fluctuations in their value than securities that pay current interest. The Fund accrues the discount on zero-coupon bonds as tax-free income on a current basis. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Temporary Defensive and Interim Investments.   In times of unstable adverse
      market, economic or political conditions, the Fund can invest up to
      100% of its total assets in temporary investments that are inconsistent with the Fund's principal investment strategies.  This may happen when the Manager believes that unstable or adverse market, economic or political conditions might erode the value of the Fund's portfolio.
      Generally, these investments would be short-term municipal securities but could be taxable short-term debt securities. The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of
      Fund shares. The income from some of these temporary defensive or interim investments may not be tax-exempt. Therefore when making those investments, the Fund might not achieve its objective.

PORTFOLIO HOLDINGS.  The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the
      Securities and Exchange Commission (the "SEC") no later than 60 days after the close of the first and third fiscal quarters. These required quarterly filings are publicly available at the SEC. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

       A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the
      Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business.  The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $215 billion in assets as of March 31, 2006, including other Oppenheimer funds with more than
6 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the
Manager an advisory fee at an annual rate, which declines on additional assets as the Fund grows: 0.50% of the first $100 million of average daily net assets, 0.45% of the next $150 million, 0.40% of the next $1.75 billion,
0.39% of the next $3 billion and 0.38% of average daily net assets in excess of $5 billion. The Fund's management fee for its last fiscal year ended
December 31, 2005, was 0.40% of average annual net assets for each class of shares.

      A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual
Report to shareholders for the year ended December 31, 2005.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including Ronald H. Fielding, Daniel G. Loughran, Scott
Cottier, Troy Willis, Mark DeMitry, Marcus Franz and Michael Camarella, who

     are primarily responsible for the day-to-day management of the Fund's investments.

     Mr. Fielding has been a Vice President and Senior Portfolio Manager of the Fund since January 1996.  Mr. Fielding has been a Senior Vice
     President of the Manager since January 1996 and Chairman of the
     Rochester Division of the Manager since January 1996.  He is a portfolio manager and officer of other Oppenheimer Funds.  Mr. Fielding is the chief strategist and a trader for the Fund and other Oppenheimer Funds complex.

     Mr. Loughran has been a Vice President of the Fund since October 2005 and a Senior Portfolio Manager of the Fund since April 2001.  Mr.
     Loughran has been a Vice President of the Manager since April 2001.  He is a portfolio manager and officer of other Oppenheimer Funds.  Mr.
     Loughran is the team leader, lead manager and a trader for the Fund and other Oppenheimer Funds.

     Mr. Cottier has been a Vice President of the Fund since October 2005 and a Senior Portfolio Manager of the Fund since 2002.  Mr. Cottier has been a Vice President of the Manager since 2002.  Prior to joining the
     Manager in 2002, Mr. Cottier was a portfolio manager and trader at
     Victory Capital Management from 1999 to 2002.  He is a senior portfolio manager and officer of other Oppenheimer Funds.  Mr. Cottier is also a trader for the Fund and other Oppenheimer Funds.

     Mr. Willis has been a Vice President of the Fund since October 2005 and a Senior Portfolio Manager of the Fund since 2005. Mr. Willis was an
     Associate Portfolio Manager of the Fund from 2003 to 2005. Prior to joining the Manager in 2003, Mr. Willis was a Corporate Attorney for
     Southern Resource Group from 1999 to 2003.  He is a senior portfolio manager and officer of other Oppenheimer Funds. Mr. Willis is also a trader for the Fund and other Oppenheimer Funds.

     Mr. DeMitry is a research analyst for the Fund.  He has been a research analyst of the Manager since June 2003.  Mr. DeMitry was a credit analyst of the Manager from July 2001 to May 2003 and an Associate
     Regional Sales Representative of the Manager from December 2000 to June
     2001. Mr. DeMitry is also a trader for the fund and other Oppenheimer
     Funds.

     Mr. Franz is a research analyst for the Fund.  He has been a research analyst of the Manager since June 2003.  Prior to joining the Manager,
     Mr. Franz was a summer intern in the Securities Division at TIAA-CREF from June 2002 to September 2002; and Senior Commercial Credit Analyst
     at M&T Bank from June 1999 to September 2001. Mr. Franz is also a trader for the fund and other Oppenheimer Funds.

     Mr. Camarella is a research analyst for the Fund.  He has been a research analyst of the Manager since February 2006.  Mr. Camarella was a credit analyst of the Manager from June 2003 to January 2006.  Prior to joining the Manager, he was employed as an Investment Banking Analyst for Wachovia Securities in Charlotte, North Carolina. Mr. Camarella is
     also a trader for the fund and other Oppenheimer Funds.

Additional information about the Fund's Portfolio Management Team, regarding compensation, other accounts managed and their ownership of Fund shares, is provided in the Statement of Additional Information.

Pending Litigation.  A complaint was filed as a putative class action against the Manager and the Transfer Agent (and other defendants) in the U.S. District Court for the Southern District of New York on
January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.  The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. In response to motions to dismiss the suit that had been filed by defendants, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006.  The time in which plaintiffs may file an appeal to those decisions has not yet lapsed.

      OppenheimerFunds, Inc. believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds, the Directors/Trustees or the Officers if the plaintiffs should appeal the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.
However, OppenheimerFunds believes that the allegations contained in the complaints are without merit and that if the decisions of the district court are appealed, there are substantial grounds to sustain the district court's ruling.

ABOUT YOUR ACCOUNT

How to Buy Shares

You can buy shares several ways, as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the
      Distributor. Your dealer will place your order with the Distributor on your behalf. A broker or dealer may charge for that service.
Buying Shares Through the Distributor. Complete an OppenheimerFunds new
      account application and return it with a check payable to
      "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver,
      Colorado 80217. If you don't list a dealer on the application, Class A shares are your only purchase option. The Distributor will act as your agent in buying Class A shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing Class B or Class C account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.

o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is
      $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink,
      you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH)
      system. You can provide those instructions automatically, under an
      Asset Builder Plan, described below, or by telephone instructions using
      OppenheimerFunds PhoneLink, also described below. Please refer to
      "AccountLink," below for more details.
o     Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink.
      Details are in the Asset Builder application and the Statement of
      Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o     By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information), or government allotment plan, you can make subsequent investments (after making an initial investment of $500) for as little as $50. For any type of account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o     The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies.
The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the
Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this Prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m.,
      Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

            The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day.  To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations.
      If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the NYSE or market on which the security is principally traded, that security may be valued by another method that the Board of
      Trustees believes accurately reflects the fair value.

            The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee.  Fair value determinations by the
      Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the
      Fund.  Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets
      (for example, a foreign securities market closes early because of a natural disaster).

            If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

            The Offering Price. To receive the offering price for a
      particular day, the Distributor or its designated agent must receive your order, in good order, by the time the NYSE closes that day. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of the NYSE (normally 4:00 p.m.) and transmit it to the Distributor so that it is received before the
      Distributor's close of business on a regular business day (normally
      5:00 p.m.) to receive that day's offering price, unless your dealer has made alternative arrangements with the Distributor. Otherwise, the order will receive the next offering price that is determined.

------------------------------------------------------------------------------

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WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge
      (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within 5 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C Shares?" below.
------------------------------------------------------------------------------

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.

   o  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than five years), you should most likely invest in Class A or Class C shares rather than Class B shares. That is because of the effect of the Class
      B contingent deferred sales charge if you redeem within five years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. The Distributor will not accept purchase orders of more than $100,000 for Class B shares or $1 million or more of Class C shares from a single investor.  Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with those limits.

o     Investing for the Longer Term.  If you are investing  less than $100,000 for the longer-term,  and do not expect to need access to your money for five years, Class B shares may be appropriate.

Are There  Differences  in Account  Features  That Matter to You? Some account features  may not be  available  to  Class B and  Class C  shareholders.
      Other  features  may not be  advisable  (because  of the  effect  of the contingent  deferred sales charge) for Class B and Class C shareholders.
      Therefore,  you  should  carefully  review  how  you  plan  to use  your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of
      Additional Information.  Also, checkwriting is not available on accounts subject to a contingent deferred sales charge.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and
      Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The
      Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge.
However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the
Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales   Front-End Sales   Concession As a
                                            Charge As a
                          Charge As a       Percentage of
                          Percentage of     Net               Percentage of
                          Offering Price    Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $100,000             3.50%             3.63%            3.00%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000   or  more  but       3.00%             3.09%            2.50%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000   or  more  but       2.50%             2.56%            2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000   or  more  but       2.00%             2.04%            1.50%
 less than $1 million
 ------------------------------------------------------------------------------

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

Can You Reduce Class A Sales Charges?  You and your spouse may be eligible to buy Class A shares of the Fund at reduced sales charge rates set forth in the table above under the Fund's "Right of Accumulation" or a "Letter of Intent."
The Fund reserves the right to modify or to cease offering these programs at any time.

o     Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making
         (as shown in the table above), you can add the value of any Class A,
         Class B or, Class C shares of the Fund or other Oppenheimer funds that you or your spouse currently own, or are currently purchasing, to the value of your Class A share purchase. Your Class A shares of
         Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on
         which you have not paid a sales charge will not be counted for this purpose.  In totaling your holdings, you may count shares held in your individual accounts (including IRAs and 403(b) plans), your joint accounts with your spouse, or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.
         A fiduciary can count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer).  If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through your financial intermediary you must notify your
         intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

               To count shares of eligible Oppenheimer funds held in accounts at other intermediaries under this Right of Accumulation, you may be requested to provide the Distributor or your current intermediary with a copy of all account statements showing your current holdings of the
         Fund or other eligible Oppenheimer funds, including statements for accounts held by you and your spouse or in retirement plans or trust or custodial accounts for minor children as described above. The
         Distributor or intermediary through which you are buying shares will calculate the value of your eligible Oppenheimer fund shares, based on the current offering price, to determine which Class A sales charge rate you qualify for on your current purchase.

o     Letters of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A
         Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds over a 13-month period. The total amount of your intended purchases of Class A, Class B and
         Class C shares will determine the reduced sales charge rate that will apply to your Class A share purchases of the Fund during that period. You can choose to include purchases made up to 90 days before the date that you submit a Letter of Intent. Your Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash
         Reserves on which you have not paid a sales charge will not be counted for this purpose. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares.  You may also be able to apply the Right of Accumulation to these purchases.

            If you do not complete the Letter of Intent, the front-end sales charge you paid on your purchases will be recalculated to reflect the actual value of shares you purchased.  A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares - Letters of
         Intent" in the Fund's Statement of Additional Information for more complete information.

Other Special Sales Charge Arrangements and Waivers.  The Fund and the
Distributor offer other opportunities to purchase shares without front-end or contingent deferred sales charges under the programs described below. The
Fund reserves the right to amend or discontinue these programs at any time without prior notice.

o     Dividend Reinvestment.  Dividends and/or capital gains distributions received by a shareholder from the Fund may be reinvested in shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund may be exchanged without a sales charge, at the net asset value per share in effect on the payable date. You must notify the Transfer Agent in writing to elect this option and must have an existing account in the fund selected for reinvestment.

o     Exchanges of Shares.  Shares of the Fund may be exchanged for shares of certain other Oppenheimer funds at net asset value per share at the time of exchange, without sales charge, and shares of the Fund can be purchased by exchange of shares of certain other Oppenheimer funds on the same basis. Please refer to "How to Exchange Shares" in this Prospectus and in the Statement of Additional Information for
         more details, including a discussion of circumstances in which sales charges may apply on exchanges.

o     Reinvestment Privilege.  Within six months of a redemption of certain
         Class A and Class B shares, the proceeds may be reinvested in Class
         A shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
         This privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A or Class B shares that were subject to a contingent deferred sales charge when redeemed.
         The investor must ask the Transfer Agent or his or her financial intermediary for that privilege at the time of reinvestment and must identify the account from which the redemption was made.
o     Other Special Reductions and Waivers. The Fund and the Distributor
         offer additional arrangements to reduce or eliminate front-end sales charges or to waive contingent deferred sales charges for certain types of transactions and for certain classes of investors (primarily retirement plans that purchase shares in special programs through the Distributor). These are described in greater detail in Appendix C to the Statement of Additional
         Information, which may be ordered by calling 1.800.225.5677 or through the OppenheimerFunds website, at
         www.oppenheimerfunds.com (follow the hyperlinks: "Access
         Accounts and Services" - "Forms & Literature" - "Order
         Literature" - "Statements of Additional Information"). A
         description of these waivers and special sales charge
         arrangements is also available for viewing on the
         OppenheimerFunds website (follow the hyperlinks: "Research
         Funds" - "Fund Documents" - "View a description . . ."). To receive a waiver or special sales charge rate under these
         programs, the purchaser must notify the Distributor (or other financial intermediary through which shares are being
         purchased) at the time of purchase, or notify the Transfer
         Agent at the time of redeeming shares for those waivers that apply to contingent deferred sales charges.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 0.50% of purchases of $1 million or more. That concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18 month "holding period"
      measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds.
      That sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within five years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

--------------------------------------------------------------------------------
Years Since Beginning of Month in Which  Contingent Deferred Sales Charge on
                                         Redemptions in That Year
Purchase Order was Accepted              (As % of Amount Subject to Charge)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
0 - 1                                    4.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1 - 2                                    3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2 - 3                                    2.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3 - 4                                    2.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4 - 5                                    1.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
More than 5                              None
--------------------------------------------------------------------------------
In the table,  a "year" is a  12-month  period.  In  applying  the  contingent deferred  sales charge,  all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and
      Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other
      Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional
      Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0%
will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for
      Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to
      0.25% of the average annual net assets of Class A shares of the Fund.
      The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has
      adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class
      B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of up to 0.25% per year under each plan.

      The asset-based sales charge and service fees increase Class B and
      Class C expenses by 1.00% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer.
      After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

      The Distributor currently pays a sales concession of 2.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class B shares is therefore 3.00% of the purchase price. The
      Distributor normally retains the Class B asset-based sales charge. See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class C shares is therefore 1.00% of the purchase price. The
      Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. The Distributor normally retains the Class C asset-based sales charge during the first year after Class C shares are purchased. See the Statement of Additional Information for exceptions.

      Under certain circumstances, the Distributor will pay the full Class B or Class C asset-based sales charge and the service fee to the dealer beginning in the first year after purchase of such shares in lieu of paying the dealer the sales concession and the advance of the first year's service fee at the time of purchase, if there is a special agreement between the dealer and the Distributor.  In those circumstances, the sales concession will not be paid to the dealer.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the
Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and
Expenses of the Fund" in this Prospectus because they are not paid by the
Fund.

     "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or financial adviser, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund
"supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

     In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the NASD) designed to increase sales representatives' awareness about
Oppenheimer funds, including travel and lodging expenditures. However, the
Manager does not consider a financial intermediary's sale of shares of the
Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the
Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement.
To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the
Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager, the Distributor or the
Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor.
Your dealer may charge you fees or commissions in addition to those disclosed in this Prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the
Distributor and their affiliates, or any other fees or expenses it charges.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an
Automated Clearing House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
      Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the
      Transfer Agent for more information.
      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer.
After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the
Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification
Number (PIN), by calling the PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares,"
      below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier).
Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer
Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another
OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.
Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, by using the Fund's checkwriting privilege, or by telephone. You can also set up Automatic
Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the
Transfer Agent first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a check.
   o  The redemption check is not payable to all shareholders listed on the account statement.
   o  The redemption check is not sent to the address of record on your account statement.
   o  Shares are being transferred to a Fund account with a different owner or name.
   o  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Receiving Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system.
      The minimum redemption you can have sent by wire is $2,500. There is a
      $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at
      1.800.225.5677.

CHECKWRITING. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.225.5677 to request checkwriting for an account in this
Fund with the same registration as the other account.

o     Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
o     Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
o     Checks must be written for at least $500. Checks written below the stated amount on the check will not be accepted. However, if you have existing checks indicating a $100 minimum, you may still use them for amounts of $100 or more.
o     Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.
o     You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
o     Don't use your checks if you changed your Fund account number, until you receive new checks.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instruction that includes:
   o  Your name,
   o  The Fund's name,
   o  Your Fund account number (from your account statement),
   o  The dollar amount or number of shares to be redeemed,
   o  Any special payment instructions,
   o  Any share certificates for the shares you are selling,
   o  The signatures of all registered owners exactly as the account is registered, and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the NYSE that day, which is normally 4:00 p.m., but may be earlier on some days. You may not redeem shares under a share certificate by telephone.

   o  To redeem shares through a service representative or automatically on
      PhoneLink, call 1.800.225.5677.

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the
      Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the
Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A  contingent  deferred  sales charge will be based on the lesser of the net  asset  value of the  redeemed  shares  at the time of  redemption  or the original net asset value.  A contingent  deferred  sales charge is not imposed on:
o     the amount of your  account  value  represented  by an  increase  in net asset value over the initial purchase price,
o     shares  purchased by the  reinvestment  of  dividends  or capital  gains distributions, or
o     shares redeemed in the special circumstances  described in Appendix C to the Statement of Additional Information.

      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

If you want to change all or part of your investment from one Oppenheimer fund to another, you can exchange your shares for shares of the same class of another Oppenheimer fund that offers the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. To exchange shares, you must meet several conditions:

   o  Shares of the fund selected for exchange must be available for sale in your state of residence.

   o  The prospectus of the selected fund must offer the exchange privilege.
   o  When you establish an account, you must hold the shares you buy for at least seven days before you can exchange them. After your account is open for seven days, you can exchange shares on any regular business day, subject to the limitations described below.
   o  You must meet the minimum purchase requirements for the selected fund.
   o  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.

   o  Before exchanging into a fund, you must obtain its prospectus and should read it carefully.

      For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. An exchange may result in a capital gain or loss.

You can find a list of the Oppenheimer funds that are currently  available for exchanges in the Statement of Additional  Information or you can obtain a list by calling a service  representative  at  1.800.225.5677.  The funds available for exchange can change from time to time.

A contingent  deferred  sales  charge  (CDSC) is not charged when you exchange shares of the Fund for shares of another  Oppenheimer  fund.  However,  if you exchange your shares during the applicable  CDSC holding  period,  the holding period will carry over to the fund shares that you acquire.  Similarly, if you acquire shares of the Fund in exchange for shares of another  Oppenheimer fund that are subject to a CDSC  holding  period,  that  holding  period will carry over to the  acquired  shares of the Fund.  In either of these  situations,  a
CDSC may be imposed if the acquired  shares are redeemed before the end of the
CDSC holding period that applied to the exchanged shares.

There are a number of other special  conditions and limitations  that apply to certain types of exchanges.  These conditions and  circumstances are described in  detail  in the  "How to  Exchange  Shares"  section  in the  Statement  of
Additional Information.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or the internet, or by establishing an Automatic Exchange Plan.

Written Exchange Requests. Send a request letter, signed by all owners of the account, to the Transfer Agent at the address on the back cover.
      Exchanges of shares for which share certificates have been issued cannot be processed unless the Transfer Agent receives the certificates with the request letter.

Telephone and Internet Exchange Requests. Telephone exchange requests may be made either by calling a service representative or by using PhoneLink by calling 1.800.225.5677. You may submit internet exchange requests on the OppenheimerFunds internet website, at www.oppenheimerfunds.com. You must have obtained a user I.D. and password to make transactions on that website. Telephone and/or internet exchanges may be made only between accounts that are registered with the same name(s) and address.
      Shares for which share certificates have been issued may not be exchanged by telephone or the internet.

Automatic Exchange Plan. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares automatically on a monthly, quarterly, semi-annual or annual basis.

Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity.
      The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in exchange and/or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the
      Fund's brokerage or administrative expenses might be increased.

      Therefore, the Manager and the Fund's Board of Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.

o     Timing of Exchanges.  Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer
         Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day, which is normally 4:00 p.m. Eastern time, but may be earlier on some days, in order to receive that day's net asset value on the exchanged shares.
         Exchange requests received after the close of the NYSE will receive the next net asset value calculated after the request is received.
         However, the Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days if it determines, in its discretion, that an earlier transmittal of the redemption proceeds to the receiving fund would be detrimental to either the fund from which the exchange is being made or the fund into which the exchange is being made. The proceeds will be invested in the fund into which the exchange is being made at the next net asset value calculated after the proceeds are received. In the event that such a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial representative.

o     Limits on Disruptive Activity. The Transfer Agent may, in its
         discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy outlined in this Prospectus.
         The Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control as part of the Transfer Agent's procedures to detect and deter excessive trading activity.

o     Exchanges of Client Accounts by Financial Advisers.  The Fund and the
         Transfer Agent permit dealers and financial intermediaries to submit exchange requests on behalf of their customers (unless the customer has revoked that authority). The Distributor and/or the Transfer
         Agent have agreements with a number of financial intermediaries that permit them to submit exchange orders in bulk on behalf of their clients. Those intermediaries are required to follow the exchange policies stated in this Prospectus and to comply with additional, more stringent restrictions. Those additional restrictions include limitations on the funds available for exchanges, the requirement to give advance notice of exchanges to the Transfer Agent, and limits on the amount of client assets that may be invested in a particular fund. A fund or the Transfer Agent may limit or refuse bulk exchange requests submitted by such financial intermediaries if, in the
         Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

o     Redemptions of Shares.  These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this
         Prospectus. Further details are provided under "How to Sell Shares."

o     Right to Refuse Exchange and Purchase Orders.  The Distributor and/or
         the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

o     Right to Terminate or Suspend Account Privileges.  The Transfer Agent
         may send a written warning to direct shareholders that the Transfer
         Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange privileges for any account that the Transfer Agent determines, in carrying out these policies and in the exercise of its discretion, has engaged in disruptive or excessive trading activity, with or without such warning.

o     Omnibus Accounts.  If you hold your shares of the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan, that holds your shares in an account under its name (these are sometimes referred to as
         "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, they may apply.

         While the Fund, the Distributor, the Manager and the Transfer Agent
         encourage financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund, the Transfer
         Agent may not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the "omnibus"
         or "street name" accounts of a financial intermediary. Therefore the
         Transfer Agent might not be able to apply this policy to accounts such as (a) accounts held in omnibus form in the name of a broker-dealer or other financial institution, or (b) omnibus accounts held in the name of a retirement plan or 529 plan trustee or administrator, or (c) accounts held in the name of an insurance company for its separate account(s), or (d) other accounts having multiple underlying owners but registered in a manner such that the underlying beneficial owners are not identified to the Transfer
         Agent.

         However, the Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.
         However, the Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the financial intermediaries controlling those accounts.

Additional Policies and Procedures. The Fund's Board has adopted the following additional policies and procedures to detect and prevent frequent and/or excessive exchanges and purchase and redemption activity:

o     30-Day Limit.  A direct shareholder may exchange some or all of the shares of the Fund held in his or her account to another eligible
         Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into a fund account, that account will be "blocked" from further exchanges into another fund for a period of 30 calendar days from the date of the exchange. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $1,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($11,000 in this example) would be blocked from further exchanges into another fund for a period of 30 calendar days. A
         "direct shareholder" is one whose account is registered on the
         Fund's books showing the name, address and tax ID number of the beneficial owner.

o     Exchanges Into Money Market Funds.  A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of a money market fund at any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days.
         However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.

o     Dividend Reinvestments/B Share Conversions.  Reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.

o     Asset Allocation.  Third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer
         Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand"
         exchanges outside the parameters of portfolio rebalancing programs will be subject to the 30-day limit. However, investment programs by other Oppenheimer "funds-of-funds" that entail rebalancing of investments in underlying Oppenheimer funds will not be subject to these limits.

o     Automatic Exchange Plans.  Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.
A $12 annual "Minimum Balance Fee" is assessed on each Fund account with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of
      Additional Information to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer
      Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the
      Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the SEC, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer
      Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts.  The Fund or the Transfer
      Agent may use this information to attempt to verify your identity.  The
      Fund may not be able to establish an account if the necessary information is not received.  The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity.  Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges)
      if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the
      Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends monthly. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

       The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of
Trustees may change the targeted dividend level at any time, without prior notice to shareholders. The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The
Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually.
The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the
      Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through
      AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can
      reinvest all distributions in the same class of shares of another
      OppenheimerFunds account you have established.

TAXES. Dividends paid from net investment income earned by the Fund on municipal securities will be excludable from gross income for federal income tax purposes. All or a portion of the dividends paid by the Fund that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax.

      Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Exempt-interest dividends earned by residents of New York should not be subject to federal, state, or local income taxes. The portion of the
Fund's dividends that are attributable to income earned on other obligations (not New York municipal securities) will normally be subject to New York State and City personal income tax.

     Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. The
Fund will also send you a separate statement summarizing the total distributions paid by the Fund.

      The Fund intends each year to qualify as a "regulated investment company" under the Internal Revenue Code, but reserves the right not to qualify. It qualified during its last fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the
      Fund may be considered a non-taxable return of capital to shareholders.
      If that occurs, it will be identified in notices to shareholders

      This information is only a summary of certain federal and state income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and
distributions).This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the
Fund's financial statements, is included in the Statement of Additional
Information, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A            YEAR ENDED DECEMBER 31,              2005           2004           2003           2002           2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $      3.33    $      3.32    $      3.31    $      3.27    $      3.27
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .14 1          .14 1          .14            .15            .16
Net realized and unrealized gain                         .03            .01            .01            .05             --
                                                 ------------------------------------------------------------------------
Total from investment operations                         .17            .15            .15            .20            .16
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.14)          (.14)          (.14)          (.16)          (.16)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $      3.36    $      3.33    $      3.32    $      3.31    $      3.27
                                                 ========================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      5.13%          4.77%          4.80%          6.33%          4.85%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 2,589,629    $ 2,155,310    $ 1,944,385    $ 1,868,271    $ 1,124,846
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 2,380,822    $ 2,029,517    $ 1,894,331    $ 1,472,317    $   996,671
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   4.12%          4.30%          4.51%          4.65%          4.95%
Total expenses                                          0.79%          0.77%          0.76%          0.74%          0.78%
Expenses after payments and waivers and
reduction to custodian expenses                         0.79%          0.77%          0.76%          0.74%          0.74%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   22%            17%            28%            19%            23%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   69 | LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B             YEAR ENDED DECEMBER 31,             2005           2004           2003           2002           2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $      3.32    $      3.32    $      3.31    $      3.27    $      3.27
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .11 1          .12 1          .12            .13            .13
Net realized and unrealized gain                         .04             --            .01            .05             --
                                                 ------------------------------------------------------------------------
Total from investment operations                         .15            .12            .13            .18            .13
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.11)          (.12)          (.12)          (.14)          (.13)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $      3.36    $      3.32    $      3.32    $      3.31    $      3.27
                                                 ========================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      4.62%          3.65%          3.99%          5.53%          4.06%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $   379,045    $   417,473    $   444,537    $   383,690    $   153,471
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $   398,461    $   427,486    $   429,564    $   261,858    $   113,976
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   3.34%          3.52%          3.72%          3.85%          4.17%
Total expenses                                          1.58%          1.55%          1.55%          1.51%          1.54%
Expenses after payments and waivers and
reduction to custodian expenses                         1.58%          1.55%          1.55%          1.51%          1.50%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   22%            17%            28%            19%            23%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   70 | LIMITED TERM NEW YORK MUNICIPAL FUND

CLASS C            YEAR ENDED DECEMBER 31,              2005           2004           2003           2002           2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $      3.32    $      3.31    $      3.30    $      3.26    $      3.26
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .11 1          .12 1          .12            .13            .13
Net realized and unrealized gain                         .03            .01            .01            .05             --
                                                 ------------------------------------------------------------------------
Total from investment operations                         .14            .13            .13            .18            .13
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.11)          (.12)          (.12)          (.14)          (.13)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $      3.35    $      3.32    $      3.31    $      3.30    $      3.26
                                                 ========================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      4.35%          4.00%          4.02%          5.54%          4.06%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 1,139,882    $ 1,040,035    $ 1,006,103    $   894,469    $   261,857
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 1,095,066    $ 1,009,112    $   977,323    $   574,124    $   150,504
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   3.36%          3.55%          3.74%          3.82%          4.13%
Total expenses                                          1.56%          1.52%          1.52%          1.51%          1.53%
Expenses after payments and waivers and
reduction to custodian expenses                         1.56%          1.52%          1.52%          1.51%          1.49%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   22%            17%            28%            19%            23%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

INFORMATION AND SERVICES

For More Information on
Limited Term New York Municipal Fund
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL OPP (225.5677)
------------------------------------------------------------------------------
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By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
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On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website:
                              www.oppenheimerfunds.com
------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:                [logo]   OppenheimerFunds
Distributor, Inc.
The Fund's SEC File No.: 811-6332

PR0355.001.0406
Printed on recycled paper

                          Appendix to Prospectus of
                     LIMITED TERM NEW YORK MUNICIPAL FUND

      Graphic  material  included  in  Prospectus  of  Limited  Term  New York
Municipal  Fund:  "Annual  Total  Returns  (Class A) (as of  December  31 each year)."

      A bar chart will be included in the  Prospectus of Limited Term New York
Municipal  Fund  (the  "Fund")   depicting  the  annual  total  returns  of  a
hypothetical  investment in Class A shares of the Fund for each of the last 10 calendar years,  without deducting sales charges or taxes. Set forth below are the relevant data points that will appear in the bar chart:

               ------------------------------------------------------

                                                 Limited Term
                  Calendar Year Ended:     New York Municipal Fund

               ------------------------------------------------------
               ------------------------------------------------------

                        12/31/96                    4.82%

               ------------------------------------------------------
               ------------------------------------------------------

                        12/31/97                    8.01%

               ------------------------------------------------------
               ------------------------------------------------------

                        12/31/98                    5.94%

               ------------------------------------------------------
               ------------------------------------------------------

                        12/31/99                    -0.87%

               ------------------------------------------------------
               ------------------------------------------------------

                        12/31/00                    7.47%

               ------------------------------------------------------
               ------------------------------------------------------

                        12/31/01                    4.85%

               ------------------------------------------------------
               ------------------------------------------------------

                        12/31/02                    6.33%

               ------------------------------------------------------
               ------------------------------------------------------

                        12/31/03                    4.80%

               ------------------------------------------------------
               ------------------------------------------------------

                        12/31/04                    4.77%

               ------------------------------------------------------
               ------------------------------------------------------

                        12/31/05                    5.13%

               ------------------------------------------------------